Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of WESTERGAARD.COM, INC. (the “Company”) on Form 10-QSB for the period ending July 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report’), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. SECTION 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  The undersigned, in his/her capacity as set forth below, hereby certifies that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date:  February 22, 2008

/s/  Anne Straton

Anne Straton,

President and Treasurer

And

/s/  Louis Taubman

Louis Taubman,

Vice President